Roadrunner Transportation Systems Receives Notice from NYSE Regarding Share Price Continued Listing Standard Downers Grove, IL (BUSINESS WIRE)—October 18, 2018 – Roadrunner Transportation Systems, Inc. (“Roadrunner” or the “company”) (NYSE: RRTS), a leading asset-right transportation and asset-light logistics service provider, announced today that it received notice from the New York Stock Exchange (the “NYSE”) on October 12, 2018 that the company had fallen below the NYSE’s continued listing standard related to price criteria for common stock, which requires the average closing price of the company’s common stock to equal at least $1.00 per share over a 30 consecutive trading day period. In accordance with NYSE procedures, the company has timely notified the NYSE that the company intends to cure the deficiency and regain compliance with the continued listing standard. The company has six months from its receipt of the notice to regain compliance with the listing standard. The company can regain compliance with the standard if, on the last trading day of any calendar month during the six-month period following receipt of the notice or on April 12, 2019, which is the date that is six months following receipt of the notice, the company’s common stock has a closing price of at least $1.00 per share and an average closing price of at least $1.00 per share over the previous 30 consecutive trading day period. During the six-month cure period, the company’s shares of common stock will continue to be listed and traded on the NYSE, subject to the company’s compliance with other listing standards. The NYSE notification does not affect the company’s business operations or its SEC reporting requirements. About Roadrunner Transportation Systems, Inc. Roadrunner Transportation Systems is a leading asset-right transportation and asset-light logistics service provider offering a full suite of solutions under the Roadrunner®, Active On- Demand® and Ascent Global Logistics® brands. The Roadrunner brand offers less-than- truckload, temperature controlled and intermodal services. Active On-Demand offers premium mission critical air and ground transportation solutions. Ascent Global Logistics offers domestic freight management, retail consolidation, international freight forwarding and customs brokerage. For more information, please visit Roadrunner’s websites, www.rrts.com and www.ascentgl.com. Safe Harbor Statement This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which relate to future events, performance, and strategic initiatives. Forward-looking statements also include, among other things, statements regarding the company’s intention to cure the deficiency and regain compliance with the continued listing standard; whether the company’s shares will continue to trade on the NYSE; and effects of the NYSE notification on the company’s SEC reporting and business operations. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “predict,” “potential,” “opportunity,” and similar words or phrases or the negatives of these words or phrases. These forward-looking statements are based on Roadrunner’s current assumptions, expectations, and beliefs and are subject to substantial risks, estimates, assumptions, uncertainties and changes in circumstances that may cause Roadrunner’s actual results, performance, initiatives, or achievements, to differ materially from those expressed or implied in any forward-looking statement. Because the risks, estimates, assumptions and uncertainties referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date hereof, and, except as required by law, Roadrunner assumes no obligation and does not intend to update any forward-looking statement to reflect events or circumstances after the date hereof. For a full discussion of risks and uncertainties, see the section entitled “Risk Factors” in Roadrunner’s Registration Statement on Form S-1, filed with the SEC on September 19, 2018, and in Roadrunner’s Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on June 20, 2018. ### Contact: Reputation Partners Marilyn Vollrath 414-376-8834 ir@rrts.com